Exhibit 10.11

LEASE AGREEMENT
BETWEEN
Zbigniew Franciszek Ogiński
as Landlord
AND
PROWLY.COM SPÓŁKĄ Z O.O.
as Tenant
ul. Katedralna 3/5 m. 4

BASIC LEASE INFORMATION

Date:	March 29, 2017

Landlord:	Volkov-Kitain Grigory Valentinovich

Tenant:	PROWLY.COM SPÓŁKĄ Z O.O.

Building:	The building located at ul. Madalińskiego 71 in Warsaw, Poland

Premises:	Commercial unit 1

Rentable Area of Premises:	Approximately 141.92 square meters with a cellar approximately 16.63 square meters

Scheduled Delivery Date:	March 29, 2017

Rent Commencement Date:	Payable monthly on the tenth (10th) of each month.

Expiration Date:	Eighteen (18) months

Base Rent:	PLN 7,500.00 (seven thousand five hundred zlotys); lessee pays electricity

Security Deposit:	One month of rent PLN 7,500.00

Base Year:	2017

Permitted Use of Premises:	Commercial space.

Tenant’s Address for Notices:	From and after Commencement Date: PROWLY.COM SPÓŁKĄ Z O.O. ul. Madalińskiego 71/1 (02-549) Warszawa

Landlord’s Address for Notices:

Exhibits and Schedules:
Exhibit A: Power of Attorney for Justyna Oginska Sliwak
Exhibit B: Power of Attorney for Bazyli Oginski
Exhibit C: National Court Register entry for the Lessee
Exhibit D: Handover Report
Exhibit E: List of adaptation activities at the unit

The provisions of the Lease identified above in parentheses are those provisions where references to particular Basic Lease Information appear. Each such reference shall incorporate the applicable Basic Lease Information. In the event of any conflict between any Basic Lease Information and the Lease, the latter shall control.

TENANT	LANDLORD

PROWLY.COM SPÓŁKĄ Z O.O.	Zbigniew Ogiński

LEASE AGREEMENT
Concluded on 29 March 2017 in Warsaw by and between:
Zbigniew Franciszek Ogiński, referred to as the Lessor
And
PROWLY.COM SPÓŁKĄ Z O.O. registered by the District Court for Warsaw under KRS number 0000462787 with its registered office at ul. Huculska no. 6 in Warsaw (zip code 00-730), NIP PL [tax] identification number 5213649218, REGON [statistical number] 146685631 represented by Joanna Katarzyna Drabent, hereinafter referred to as the Lessee
To the following effect:
1.The subject of the lease is commercial unit 1 in a residential building at ul. Madalińskiego 71 in Warsaw, with floor space of 141.92 sq. m together with a cellar of 16.63 sq. m allocated thereto.
2.The Lessor declares that he and his daughter Justyna Ogińska-Śliwiak and his son Bazyli Ogiński own a part of the residential building at ul. Madalińskiego 71 in Warsaw on real estate that is plot no. 62 for which land and mortgage register no. WA2M/00053397/6 is kept, in cadastral district 1-01-17, and they have the exclusive right, unrestricted by any third party rights, to dispose of such Subject of the Lease.
3.Zbigniew Ogiński declares that his daughter, Ms. Justyna Ogińska-Śliwiak, and his son, Mr. Bazyli Ogiński,, gave him powers of attorney to conclude the Lease Agreement concerning the Subject of the Lease described above on such terms and for such price as the attorney may see fit, and attaches hereto powers of attorney of 1 April 2011 and 6 April 2011, which have not expired and have not been terminated to date.
The powers of attorney are attached hereto as Schedules 1 and 2 hereto.
The Lessor declares that this Lease Agreement does not infringe any third party rights to the Subject of the Lease described in section 1 hereof.
Section 2
1.The purpose of the Agreement is for the Lessor to lease the unit to the Lessee for a fixed term, in exchange for the agreed rent and costs to be borne, as listed in the Agreement.
2.The Lessee agrees to use the subject of the lease for the purposes of its business activity, in accordance with an entry in the National Court Register under number 0000462787 as at the signing date of this Lease Agreement, whose copy is attached hereto as schedule 3.

3.Any changes to the subject of the lease that represent a breach of this Agreement and those contrary to the intended use of the subject of the lease or affect its substance always require the Lessor’s consent.
Section 3
This Agreement is concluded for a period of 18 months, counting from the day of taking the unit over under a handover report. After such period expires, the Agreement will automatically be extended for an indefinite term and can be terminated with three months’ notice. Each of the Parties has the right to submit a written statement that the Agreement will expire at the end of its term not later than three months before the end of the first lease.
Section 4
1.The Lessee will pay the Lessor a monthly rent of PLN 7,500.00 (seven thousand five hundred zlotys) plus applicable VAT for the lease of the unit referred to in Section 1.
2.The rent will be payable monthly in advance under an invoice issued correctly by the Lessor and delivered to the Lessee by the 10th of each month. In the case of delay in the delivery of the invoice, the deadline for payment of the rent will be extended by the number of days of delay.
3.In view of the need to adapt the unit to the needs of the Lessee, the Parties agree that no rent will be collected by the Lessor for April 2017.
4.Payment will be made by bank transfer to an account specified by the Lessor.
Section 5
1.In addition to the rent, the Lessee is obliged to bear the cost of electricity.
2.The Lessee is entitled to enter into separate contracts with utility providers.
Section 6
The Lessor is obliged to pay all public charges related to the subject of the lease, in particular real estate tax and costs related to the administration of the unit.
Section 7
1.The Parties set the amount of the security deposit at the amount corresponding to one month’s rent, i.e. [PLN] 7,500.00 net. The security deposit will serve as security for any claims the Lessor may have under the lease and will be returned within 30 days after the expiration of the Lease Agreement. The Parties agree that the amount of PLN 1,000 will be paid to the Lessor’s account. The Lessor will leave the remaining amount of the deposit, of PLN 6,500.00 net, at the disposal of the Lessee; it will be used to cover the costs of renovating the bathroom next to the kitchen.

2.The deposit may be reduced by an amount of any compensation due to the Lessor (resulting from improper use of the unit) or an amount of unpaid rent installments.
Section 8
The Subject of the Lease will be handed over to the Lessee today under the handover report attached hereto as schedule 4.
Section 9
The Lessor may terminate this Agreement without notice only if:
1.The Lessee uses the Subject of the Lease in a manner inconsistent with this Agreement or the intended use of the facility, or in a manner causing damage exceeding normal wear and tear standards.
2.The Lessee is in arrears with payments for the lease for more than one full payment period.
Such termination must be made in writing to be valid.
Section 10
The Lessee may terminate this Agreement without notice only if:
1.The Subject of the Lease will become (through no fault of the Lessee) unfit for the agreed use (force majeure).
2.The Lessor, through his actions or omissions, prevents the use of the Subject of the Lease in accordance with this Agreement.
3.The Lessor has breached material terms of the Agreement.
Such termination must be made in writing to be valid.
Section 11
1.The Lessee is not entitled to make any structural or adaptation changes of the Subject of the Lease without the prior written consent of the Lessor, except for adaptation activities agreed upon by the Parties, [whose list is] attached as schedule 5.
2.The Lessee does not have the right to sublease or lend for use the Subject of the Lease without the prior written consent of the Lessor.
Section 12
1.The Lessor agrees to insure the Subject of the Lease against the consequences of random events at his own expense throughout the term of the lease; the Lessor will not be liable for damage caused to the Lessee’s movable property located in in the unit resulting from flooding, fire, burglary and other random events.
2.If there is any damage to the subject of the lease, other than resulting from natural wear and tear, caused by the Lessee during the term of the Lease Agreement, the Lessee is obliged to cover the repair costs.
3.The Lessee is not liable for any damage to the subject of the lease for reasons beyond its control.
4.The Lessor agrees to immediately repair any damage and breakdowns caused otherwise than through the Lessee’s fault.
Section 13
1.The Lessee is obliged to return the Subject of the Lease in a non-deteriorated condition, normal wear and tear excepted, on the last day of the lease at the latest.
2.The Subject of the Lease will be returned under a handover report.
Section 14
1.The Civil Code will apply to any matters not provided for herein.
2.The Parties agree that any disputes related to performance hereof will be resolved by common courts with jurisdiction over the Lessor’s seat.
Section 15
Any amendments hereto must be made in writing to be valid.
Section 16
The Parties agree on the following addresses for delivery:
Lessor: Zbigniew Ogiński
Lessee:
Prowly.com Sp. z o.o.
All statements, letters, etc. sent to one of the Parties by registered mail or electronic mail with acknowledgement of receipt to the above addresses will be deemed to have been delivered correctly.
Section 17
This Agreement is drawn up in two counterparts, one for each Party.

LESSOR    LESSEE
Schedules:
1. Power of attorney from Justyna Ogińska-Śliwiak
2. Power of attorney from Bazyli Ogiński
3. National Court Register entry for the Lessee
4. Handover report
4. List of adaptation activities at the unit

Częstochowa, 1 April 2011
POWER OF ATTORNEY
I, the undersigned Justyna Ogińska-Śliwiak declare that I give my father Zbigniew Ogiński power of attorney to lease out commercial unit no. 1 in the building in Warsaw at ul. Madalińskiego 71 co-owned by me, including to sign a lease agreement concerning such unit with the Lessee on such terms and for such price as the attorney may see fit, to collect all amounts due in respect of the rent and the deposit and to specify the number of the bank account to which amounts due in that respect are to be paid.
Justyna Ogińska-Śliwiak
I, the undersigned Bazyli Ogiński declare that I authorize my father Zbigniew Ogiński to act on my behalf in all matters concerning the administration and management of the real estate at ul. Madalińskiego 71 in Warsaw co-owned by me. This applies in particular to signing lease agreements concerning commercial unit 1, residential units 6 and 6a and the garage, all located on that real estate. And to represent me and my interests before administrative, civil and criminal courts and also civil and governmental administration bodies and authorities in all matters related to that real estate.
Bazyli Ogiński

NOTARIAL OFFICE	Bazyli Ogiński
Notariusz Maria Świerczek
ul. Dąbrowskiego 26/1
42-200 CZĘSTOCHOWA
tel./fax 365-50-76 IDS 150524014, NIP 573-001-93-68
REPERTORY A NO. 778/2011
I certify that on this sixth day of April two thousand and eleven (06.04.2011)
BAZYLI PIOTR OGIŃSKI, son of Zbigniew and Barbara affixed his hand on a power of attorney before me, Maria Świerczek, notary running my Notarial Office in Częstochowa at ulica Dąbrowskiego no. 26/1.

[Information on notarial fees collected]

[Plan of the commercial unit]

AMENDMENT OF 1 OCTOBER 2018
TO LEASE AGREEMENT
CONCLUDED ON 27 MAY 2017
by and between:
Zbigniew Franciszek Ogiński, referred to in the Agreement as the Lessor
and
Prowly.com Sp. z o.o. registered by the District Court for Warsaw with its registered office at ul. Madalińskiego 71/1 in Warsaw (zip code 02-549 represented by: Joanna Katarzyna Drabent, President of Management Board, hereinafter referred to as the Lessee
1.    The Parties mutually agree to amend that part of the agreement concerning its term and remuneration.
2.    By mutual agreement of the Parties, Section 3 and section 4 are amended to read:
Section 3
1.    This Agreement is concluded for an indefinite term and can be terminated with three months’ notice, effective at the end of the month.
Section 4
1.    Starting from January 2019, the Lessee will pay the Lessor a monthly rent of PLN 8 000.00 (eight thousand zlotys) plus VAT due for the lease of the unit specified in Section 1.
2.    The rent will be payable monthly in advance under an invoice issued correctly by the Lessor and delivered to the Lessee by the 10th day of each month. In the case of delay in the delivery of the invoice, the deadline for rent payment will be extended by the number of days of delay.
3.    In view of the need to adapt the unit to the needs of the Lessee, the Parties agree that no rent will be collected by the Lessor for April 2017.
4.    Payment will be made by bank transfer to an account specified by the Lessor.
3.    Other provisions of the agreement remain unchanged.

LESSOR	LESSEE

FIRST AMENDMENT
TO THE
LEASE AGREEMENT
BETWEEN
Zbigniew Franciszek Ogiński
as Landlord
and
PROWLY.COM SPÓŁKĄ Z O.O.
as Tenant
ul. Katedralna 3/5 m. 4

BASIC LEASE INFORMATION

Date:	July 1, 2020

Landlord:	Volkov-Kitain Grigory Valentinovich

Tenant:	PROWLY.COM SPÓŁKĄ Z O.O.

Amendment:	This Agreement is concluded for an indefinite term and can be terminated with three months’ notice, effective at the end of the month.

Building:	The building located at ul. Madalińskiego 71 in Warsaw, Poland

Premises:	Commercial unit 1

Rentable Area of Premises:	Approximately 141.92 square meters with a cellar approximately 16.63 square meters

Scheduled Delivery Date:	March 29, 2017

Rent Commencement Date:	Payable monthly on the tenth (10th) of each month.

Expiration Date:	with three-months’ notice, effective August 2020

Base Rent:	PLN 6,00.00 (six thousand zlotys); lessee pays electricity. Payment will be made by bank transfer to an account specified by the Lessor.

Security Deposit:	One month of rent PLN 7,500.00 (carryover from original agreement)

Base Year:	2017

Permitted Use of Premises:	Commercial space.

Tenant’s Address for Notices:	From and after Commencement Date: PROWLY.COM SPÓŁKĄ Z O.O. ul. Madalińskiego 71/1 (02-549) Warszawa

Landlord’s Address for Notices	Zbigniew Ogiński

Exhibits and Schedules:	Exhibit A: Power of Attorney for Justyna Oginska Sliwak
Exhibit B: Power of Attorney for Bazyli Oginski
Exhibit C: National Court Register entry for the Lessee
Exhibit D: Handover Report
Exhibit E: List of adaptation activities at the unit

The provisions of the Lease identified above in parentheses are those provisions where references to particular Basic Lease Information appear. Each such reference shall incorporate the applicable Basic Lease Information. In the event of any conflict between any Basic Lease Information and the Lease, the latter shall control.

TENANT	LANDLORD

PROWLY.COM SPÓŁKĄ Z O.O.	Zbigniew Ogiński

AMENDMENT OF 1 JULY 2020
TO LEASE AGREEMENT
CONCLUDED ON 27 MAY 2017
by and between:
Zbigniew Franciszek Ogiński, referred to in the Agreement as the Lessor
And
Prowly.com Sp. z o.o. registered by the District Court for Warsaw with its registered office at ul. Madalińskiego 71/1 in Warsaw (zip code 02-549), represented by: Joanna Katarzyna Drabent, President of Management Board, hereinafter referred to as the Lessee
1.The Parties mutually agree to cancel the unit lease termination notice and amend the provisions of the agreement concerning its term and remuneration.
2.By mutual agreement of the Parties, Section 3 and section 4 are amended to read:
Section 3
1.This Agreement is concluded for an indefinite term and can be terminated with three months’ notice, effective at the end of the month.
Section 4
1.Starting from July 2020, the Lessee will pay the Lessor a monthly rent of PLN 6 000.00 (six thousand zlotys) plus VAT due for the lease of the unit specified in Section 1.
2.The rent will be payable monthly in advance under an invoice issued correctly by the Lessor and delivered to the Lessee by the 10th day of each month. In the case of delay in the delivery of the invoice, the deadline for rent payment will be extended by the number of days of delay.
3.In view of the need to adapt the unit to the needs of the Lessee, the Parties agree that no rent will be collected by the Lessor for April 2017.
4.Payment will be made by bank transfer to an account specified by the Lessor.
5.Other provisions of the agreement remain unchanged.

LESSOR	LESSEE